EXHIBIT 32.1

                                  CERTIFICATION

     I, Francis J. Alfano, Chief Executive Officer of MTM Technologies, Inc. the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Quarterly Report on Form 10-Q of the Company for the quarter ended December 31, 2004, which 1 this certification accompanies (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

2. The information contained in the Periodic Report fairly presents, in all material respects, the 2 financial condition and results of operations of the Company.


                                             Dated:  February 14, 2005


                                             /s/ Francis J. Alfano
                                             ----------------------------------
                                             Francis J. Alfano
                                             Chief Executive Officer